HYCROFT D E V E L O P I N G O N E O F N O R T H A M E R I C A ’ S L A R G E S T P R E C I O U S M E TA L D E P O S I T S March 2023

DISCLAIMER Financial Projections This presentation contains financial forecasts regarding certain financial metrics of the Company. These projections should not be relied upon as being necessarily indicative of future results. The independent auditor of the Company has not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it has not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Hycroft does not undertake any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) to provide comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of Hycroft or that actual results will not differ materially from those presented in the prospective financial information. The inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the United States Securities Exchange Act of 1934, as amended, or the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events, or developments that our management expects or anticipates will or may occur in the future are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths, and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These risks may include the following, and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances may have a material adverse effect on the Company’s business, cash flows, financial condition, and results of operations. Forward-looking statements include, but are not limited to (i) risks related to changes in our operations at the Hycroft Mine including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to a lack of a completed feasibility study; and risks related to our ability to establish commercially feasible mining operations; (ii) industry related risks including fluctuations in the price of gold and silver; the intense competition within the mining industry; the commercial success of, and risks related to, our development activities; uncertainties and risks related to our reliance on contractors and consultants; availability and cost of equipment, supplies, energy, or reagents; the inherently hazardous nature of mining activities, including environmental risks; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; uncertainties related to obtaining or retaining approvals and permits from governmental regulatory authorities; cost of compliance with current and future government regulations, including environmental regulations; potential challenges to title in our mineral properties; uncertainties related to COVID-19 or any other potential pandemic; our insurance may not cover all risks associated with our business; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations regarding climate change; (iii) business- related risks including risks related to our ability to raise capital on favorable terms or at all; the loss of key personnel or our failure to attract and retain personnel; risks related to our substantial indebtedness, including operating and financial restrictions under existing indebtedness, cross acceleration and our ability to generate sufficient cash to service our indebtedness; the costs related to our land reclamation requirements; risks related to technology systems and security breaches; the transition away from the London Interbank Offered Rate (“LIBOR”) could have an adverse impact on us; possible litigation as a result of a material weakness in our internal controls over financial reporting; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; (iv) risks related to our common stock and warrants, including volatility in the price of our common stock and warrants; risks relating to a potential dilution as a result of future equity offerings; risks relating to a short “squeeze” resulting in sudden increases in demand for our common stock; risks relating to information published by third parties about us that may not be reliable or accurate; risks associated with changes in interest rates; volatility in the price of our common stock could subject us to securities litigation; risks associated with our current plan not to pay dividends; risks associated with future offerings of senior debt or equity securities; risks related to delisting by Nasdaq; risks that warrants may expire worthless and that certain warrants are being accounted for as a liability; anti–takeover provisions could make a third-party acquisition of us difficult; and risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies; and (v) risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies. These statements involve known and unknown risks, uncertainties, assumptions, and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Please see our “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2022, and other reports filed with the SEC for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward- looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. No Offer or Sale of Securities The information provided in this presentation pertaining to the Company is for general informational purposes only and is not a formal offer to sell or a solicitation of an offer to buy any securities of the Company in any jurisdiction. Information contained in this presentation should not be relied upon as advice to buy or sell or hold such Company securities or as an offer to sell such Company securities. No Representations or Warranties This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction. No representation or warranty, express or implied, is or will be given by Hycroft or any of its respective affiliates, directors, officers, employees, advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions, or judgments) or any other written, oral, or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. Accordingly, neither the Company nor any of its respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of the Company, its affiliates, directors, officers, employees, advisers or any other person makes any representation or warranty with respect to the accuracy of such information. Industry and Market Data In this presentation, the Company relies on and refers to information and statistics regarding Hycroft and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms. All dollar amounts are expressed in US dollars, unless otherwise stated. 2

HIGHLIGHTS One of the World’s Largest Precious Metal Deposits GOLD 10.6 M oz Measured & Indicated + 3.4 M oz Inferred1 SILVER 361.0 M oz Measured & Indicated + 96.0 M oz Inferred1 GOLD Eq 15.2 M oz Measured & Indicated + 4.6 M oz Inferred1 Strengthened Balance Sheet Cash: ~$142 Million $34 Million restricted2 Debt: No payments until 2027 〉 〉 Significant Exploration Upside Potential 〉 Prior Drilling Did Not Focus on Potential Feeder Systems or Higher-Grade Intercepts 〉 SIZE 〉OPTIONALITY〉CASH 1 Mineral resources were based upon the March 27, 2023 Technical Report Summary using $1900 Au and $24.50 Ag. See “Cautionary Note to US Investors Regarding Mineral Resources.” 2 At December 31, 2022 3 Successful Phase 1 Drill Program in 2022 Phase 2 Drill Program - Spring 2023

HIGHLIGHTS NEVADA RANKS AT THE TOP OF THE Best Places In the World For Mining PERMITTED FOR COMMERCIAL OPERATIONS Heap Leach and Milling SUBSTANTIAL ONSITE INFRASTUCTURE • Three-stage Crushing System • Two Merrill-Crowe Process Plants • One active Refinery • Power line and water supply infrastructure • Large Mobile Fleet Maintenance Facility • On-site Laboratory 〉 〉 〉 4

N E V A D A THE LOCATION Hycroft is a World-Class Deposit THE POSITION Property Positioned Between Historic, High-Grade Sleeper and Rosebud Gold Mines THE PROPERTY Large Under-Explored Property Position Current resource only 5% of land position GOLD & SILVER JURISDICTION 5

6 EXCELLENCE IN SAFETY – 2022 • 2022 TRIFR 0.00 • 12 Month TRIFR 0.00 • Mining National TRIFR 2.017 • 464 Days Last Reportable Injury • 850 Days Since Last Lost Time • At 03/28/23: TRIFR = 0.00 TRIFR = Total Recordable Injury Frequency Rate

2022 Achievements 2023 Objectives • Phase 2 drilling o 5,000 meters – RC o 3,500 meters – Core o In-fill drilling targeting Years 1-5 of mine plan o Targets outside the known resource • Finalize metallurgical test work for POX process (sulfides) • Finalize flow sheet for milling operation • Finalize PFS economics • Achieved a new safety record well below industry average (TRIFR = 0.00) • Significant financing through Eric Sprott / AMC & ATM • Completed leaching gold and silver from prior operation • Completed Phase 1 drilling o 25,000 meters – RC o 4,000 meters - Core • Established continuity between higher grade zones • Converted waste to ore benefiting project economics • Extended mineralization to the East with new zone • High grade silver at Vortex continues to deliver HYCROFT ACHIEVEMENTS 7

OPPORTUNITY - GOLD S I Z E , S C A L E & E X P A N S I O N GOLD: ADDITIONAL MINERALIZATION BEYOND THE KNOWN RESOURCE VORTEXBRIMSTONECENTRALBAY 5.3 KILOMETERS / 3.3 MILES 8

OPPORTUNITY - SILVER S I Z E , S C A L E & E X P A N S I O N SILVER: ADDITIONAL MINERALIZATION BEYOND THE KNOWN RESOURCE VORTEXBRIMSTONECENTRAL BAY 5.3 KILOMETERS / 3.3 MILES 9

S I Z E , S C A L E & E X P A N S I O N Tighter drill spacing could expand known pits and mineralization opportunities. GOLD + SILVER: THE PROJECT REMAINS OPEN IN ALL DIRECTIONS AND AT DEPTH OPPORTUNITY TO EXPAND MINERALIZATION 10

2022 PHASE 1 DRILL PROGRAM OBJECTIVES Determine if higher-grade intercepts have continuity 〉 11 Improve Years 1-5 economics by identifying higher-grade material 〉 〉\ 〉 Convert waste to ore mineralization thereby improving project economics〉 Convert inferred material to measured & indicated categories〉 Identify potential for higher-grade start-up pit Target high-grade deep zones at Vortex – remains open 〉

2022 PHASE 1 DRILL PROGRAM RESULTS Higher gold and silver grades than average resource grade〉 〉 12 Higher grade zones more continuous than previously interpreted 〉 〉\ 〉 Converted waste to ore mineralization (Camel, Central) thereby improving project economics 〉 Added over 425,000 ounces of gold (M&I) in Phase 1 drilling〉 Extended mineralization 150m to the east of known resource boundary Vortex continues to deliver very high-grade silver over long intercepts • 55m @ 396 g/t Ag at bottom of pit (hole ended in ore)

2022 Phase 1 Drill Program – Brimstone Highlights 13 〉 1 See website for additional drill results FROM TO INTERVAL (meters) (meters) (meters) Au (g/t)  Ag (g/t) Brimstone H22R-5650 0 82 82 1.03 30.38 including 21 24 3 1.20 163.51 H22R-5644 37 87 50 0.79 38.74 including 74 79 5 2.23 84.69 H22R-5645 27 47 20 0.10 90.86 including 114 148 34 3.77 16.77 H22R-5648 195 229 34 0.40 9.86 314 503 189 1.06 58.33 including 337 404 67 1.15 72.86 including 369 401 32 0.40 107.14 451 462 11 1.39 354.29 H22R-5671 26 61 35 2.83 35.59 including 38 55 17 4.81 48.53 78 87 9 0.71 16.35 159 177 18 0.78 45.34 394 408 14 0.29 102.92 H22R-5679 221 250 29 0.98 3.62 including 238 250 12 1.82 5.43 Hole ID GRADE

TARGET MINERALIZATION EXPANDED TO THE EAST 14

2022 Phase 1 Drill Program – Vortex Highlights 15 〉 1 See website for additional drill results FROM TO INTERVAL (meters) (meters) (meters) Au (g/t)  Ag (g/t) Vortex H22R-5670 158 175 17 0.74 11.20 267 360 93 0.70 55.94 including 299 328 29 1.57 98.88 including 340 343 3 0.31 163.50 H22R-5700 489 509 20 2.24 41.77 including 482 483 1 10.94 18.00 including 489 500 11 2.36 46.13 524 579 55 0.88 396.93 including 536 545 9 1.25 1,085.83 Hole ID GRADE

2023 Phase 2 Drill Program Objectives Drill new target identified 150m east of known resource in Phase 1〉 〉 16 Continue to drill at Vortex – remains open 〉 〉\ Drill high priority targets outside the known resource • 95% of Hycroft land position has not been explored 〉 Drill high priority targets identified through review of historical drilling + geophysics + hyperspectral results (Wild Rose, Chance)

NUMEROUS TARGETS TO EXPLORE S I Z E , S C A L E , & E X P A N S I O N Land Size Hycroft property is larger than Manhattan with numerous exploration targets 〉 Land Position Significant land position - less than 10% has been explored Rosebud Mine1 Close proximity to the past- producing, high-grade Rosebud Mine High-Grade Intercepts High-grade intercepts identified within and beyond the known resource M A N H A T TA N 1Information regarding the Rosebud Mine is not necessarily indicative of the mineralization on the Hycroft property that is the subject of the March 27, 2023 Hycroft Technical Report Summary and Hycroft can provide no assurance that mineralization at the Rosebud Mine will be consistent with the Hycroft property. 17

2023 OBJECTIVES Q1 • CONTINUE PFS • PHASE 2 DRILL PROGRAM Q2 – Q3 • PHASE 2 EXPLORATION DRILLING • 5,000 meters – RC • 3,500 meters - Core • FINALIZE METALLURGICAL TESTWORK • FINALIZE PROCESS FLOW SHEET • FINALIZE PFS Q4 – 1Q24 L O O K I N G A H E A D 18

ATTRACTIVE INVESTMENT ENTRY POINT Source: BMO Capital Markets HYCROFT CURRENTLY TRADES AT A SIGNIFICANT DISCOUNT TO OTHER LARGE-SCALE NORTH AMERICAN PRECIOUS METALS DEVELOPERS 19 Study Prices: $1,900/oz Au | $24.50/oz Ag

WHY INVEST ? 20 ✓ One of the world’s largest gold and silver deposits in a Tier I Jurisdiction ✓ Significant upside potential (only 5% of the land position has been explored) ✓ Highly leveraged to gold and silver prices ✓ Permitted for both heap leach and milling operation ✓ Significant infrastructure on site ✓ Transitioning to large scale mill operation with engineering studies underway ✓ Strong cash position ~ $142M unrestricted + $34 M restricted ✓ Executive leadership team with proven track record of successful project development

PROVEN TRACK RECORD OF SUCCESS STRONG BOARD, MANAGEMENT & TECHNICAL TEAM WITH PROVEN TRACK RECORD OF DELIVERING SHAREHOLDER VALUE 21

CAPITALIZATION AND MAJOR SUPPORTS Ownership Summary* AMC Entertainment 23.4 mm 11.7% Eric Sprott 18.4 mm 9.2 % Mudrick 3.9 mm 1.9 % Other/Retail 154.6 mm 77.2% 1. As of close on March 24, 2023, unless otherwise noted. 2. Carrying value as of December 31, 2022, includes debt issuance costs and discounts. Capital Structure *Based on outstanding shares on March 24, 2023. 22 AMC Ent 11.7% Eric Sprott 9.2 % Mudrick 1.9 % Other/Retail 77.2 % Share Price - HYMC1. (NASDAQ) $0.39 52-Week High-Low $3.10 - $0.31 Shares Outstanding 200.3 mm Market Capitalization $78.1 mm 5-year Warrants issued 5/2020 - HYMCW (exercise price of $11.50) 34.3 mm 5-year Warrants issued 10/2020 - HYMCL (exercise price of $10.50) 9.6 mm 5-year Warrants issued 03/2022 (exercise price of $1.068) 46.8 mm Basic Shares + 5-year Warrants 291.0 mm Unrestricted Cash on Hand (at 12/31/22) $142 mm Debt2 $135.0 mm A C Ent 11.7% Eric Sprott 9.2 % udrick 1.9 % Other/Retail 77.2%

# INCREASING SILVER DEMAND

HYCROFT

## TRENDS

**NUMBER ONE**

### Green Stimulus is a Key Driver

Explosive growth of silver-intensive areas such as 5G and solar technology will drive demand.

**NUMBER TWO**

### Solar (Photovoltaics) Demand Silver

Record photovoltaic installations are expected to lift silver demand to all-time highs.

**NUMBER THREE**

### Electric Vehicle Market

China and Europe expected to fuel the EV market and related silver demand. *Source: McKinsey & Co.*

INDUSTRIAL SILVER DEMAND (EX. PHOTOVOLTAICS)



600
500
400
300
200
100
0
Moz
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E
Electronics
Brazing Alloy
Photography
Other Industrial Fabrication

PHOTOVOLTAIC SILVER DEMAND



350
300
250
200
150
100
50
0
Moz
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E
Net zero scenario
2 Degree scenario
Base case

*Source: BMO Capital Markets Equity Research*

**UNDER A NET ZERO EMISSIONS SCENARIO, PHOTOVALTAIC DEMAND IS EXPECTED TO MAKE UP OVER A THIRD OF TOTAL INDUSTRIAL SILVER DEMAND BY 2030.[1]**

[1] BMO Capital Markets Equity Research

23

T R E N D S SILVER TOUCHES VIRTUALLY EVERY ASPECT OF VEHICLES. 52% OF NEW VEHICLE SALES WILL BE ELECTRIC BY 2030. SOURCE: S&P GLOBAL AUTOMOTIVE APPLICATIONS FOR SILVER 24

HYCROFT Appendix WWW.HYCROFTMINING.COM

# MINERAL RESOURCES

HYCROFT

| Classification | Approximate Cutoff, Equiv Gold gm/t | Ktonnes | Gold gm/tonne | Silver gm/tonne | Sulfide Sulfur% | Contained Ounces Gold Ozs x 1000 | Contained Ounces Silver Ozs x 1000 |
|---|---|---|---|---|---|---|---|
| **Heap Leach Resource** | | | | | | | |
| Measured | 0.07 | 85,424 | 0.274 | 5.72 | 2.14 | 753 | 15,725 |
| Indicated | 0.07 | 54,206 | 0.250 | 4.32 | 1.78 | 436 | 7,529 |
| Meas + Ind | 0.07 | 139,630 | 0.265 | 5.17 | 2.00 | 1,189 | 23,254 |
| Inferred | 0.07 | 41,838 | 0.250 | 4.86 | 1.62 | 337 | 6,549 |
| **Flotation Mill + Concentrate Treatment by POX and Cyanide Leach** | | | | | | | |
| Measured | 0.34 | 365,361 | 0.445 | 17.09 | 1.78 | 5,236 | 200,965 |
| Indicated | 0.34 | 314,171 | 0.411 | 13.49 | 1.58 | 4,156 | 136,445 |
| Meas + Ind | 0.34 | 679,532 | 0.429 | 15.43 | 1.69 | 9,391 | 337,410 |
| Inferred | 0.34 | 226,341 | 0.414 | 12.29 | 1.52 | 3,019 | 89,568 |
| **Combined Mineral Resources, Leach Plus Mill** | | | | | | | |
| Total Measured | 0.07-0.34 | 450,785 | 0.413 | 14.93 | 1.85 | 5,989 | 216,690 |
| Total Indicated | 0.07-0.34 | 368,377 | 0.387 | 12.14 | 1.61 | 4,592 | 143,974 |
| Total Meas + Ind | 0.07-0.34 | 819,162 | 0.401 | 13.68 | 1.74 | 10,581 | 360,664 |
| Total Inferred | 0.07-0.34 | 268,179 | 0.389 | 11.14 | 1.54 | 3,356 | 96,117 |

Mineral resources based on metal prices of $1,900/oz Au and $24.50/oz Ag.

Cutoffs are income – process cost = NPR = NSR – Process OpEx.

Numbers may not match exactly due to rounding.

Mineral resources are contained within a computer-generated optimized pit.

All units are metric. Gold and silver grades are in grams / metric ton

**Source: Technical Report Summary, dated March 27, 2023.

26

# RESOURCE ESTIMATION PARAMETERS

HYCROFT

| Assumptions: | | |
|---|---|---|
| | Unit of measure | Value |
| Gold price | $/oz | $1,900 |
| Silver price | $/oz | $24.50 |
| Mining cost, base* | Per ton material moved | $1.45 |
| **Mill Process Recoveries:** | | |
| Flotation recovery – gold | % of AuFA | 80.0% |
| Flotation recovery – silver | % of AgFA | 80.0% |
| Flotation recovery – sulfide | % of sulfide sulfur | 85.0% |
| Mass pull | % | 14.0% |
| Concentrate leach recovery | % | 95.0% |
| Overall recovery, mill | % | 76.0% |
| **ROM Leach Recoveries:** | | |
| Gold (oxide, transition & sulfide) | % of AuCN | 75.0% |
| Silver (oxide, transition & sulfide) | % of AgFA | 12.2% |

**Source: Technical Report Summary, dated March 27, 2023.

| Process costs: | | |
|---|---|---|
| Comminution | Per ton of feed to float plant | $3.99 |
| Flotation | Per ton of feed to float plant | $3.68 |
| Process (fixed costs) | Per ton of feed to float plant | $0.51 |
| Leach, CCD, Detox (fixed costs) | Per ton of feed to float plant | $0.43 |
| Total Mill Cost | Per ton of feed to float plant | $8.61 |
| ROM Leach (Oxide) | Per ton of feed to ROM Leach | $2.75 |
| ROM Leach (Transitional & Sulfide) | Per ton of feed to ROM Leach | $3.15 |
| Mine Site G&A | Per ton of feed | $0.44 |
| **Flotation Concentrate Treatment Costs:** | | |
| Assumed sulfide grade in feed | % | 1.80% |
| Ton sulfide sulfur/ton concentrate | Ton/ton | 0.1093 |
| Consumable unit cost/ton sulfur | $/ton sulfide sulfur in concentrate | $339.07 |
| POX consumable cost per ton | $/ton concentrate | $27.74 |
| Total POX treatment cost | $/ton concentrate | $14.11 |
| Total POX treatment cost | $/ton of ore | $4.24 |
| **Total Process Costs (at avg sulf sulfur):** | | |
| Mill + Concentrate POX + G&A | $/ton ore flotation | $14.83 |
| ROM leach + G&A (oxide) | $/ton of ore to ROM leach | $3.19 |
| ROM leach + G&A (transition & sulfide) | $/ton of ore to ROM leach | $3.59 |

27

LEADERSHIP Highly experienced and motivated management team in place, led by: Formerly with Romarco Minerals, US Global Investors Formerly with Romarco Minerals, Phelps Dodge Corp. Diane Garrett President & CEO Stan Rideout Executive Vice President & CFO Ashlie Thorburn Vice President, Controller On-site Technical Team: Process Manager, Environmental Manager, Chief Metallurgist, Chief Mine Engineer, Chief Geologist Formerly with Zynex, Inc., SRK Consulting (U.S.) Inc, Vista Gold Alex Davidson Vice-President Exploration Formerly with Romarco Minerals David Thomas Vice-President & General Manager Formerly with Nevada Gold Mines 28

BOARD OF DIRECTORS Stephen Lang Chairman, Director Formerly with Centerra Gold Inc., Stillwater Mining Company, Barrick Goldstrike, Rio Algom Ltd, Kinross Gold/Amax Gold, Santa Fe Pacific Gold. Diane Garrett Director President and CEO, Hycroft; formerly CEO, Romarco Minerals, US Global Investors. Sean Goodman AMC Board Appointee CFO, AMC Entertainment; formerly with Asbury Automotive, Home Depot, Morgan Stanley Michael Harrison Director Managing Partner, Sprott Streaming and Royalty Fund; formerly with Sprott Resource Holdings, Inc., Adriana Resources Inc., Coeur Mining Inc. David Naccarati Director Independent consultant; formerly with Cupric Canyon Capital, LLC, Phelps Dodge Corporation. Thomas Weng Lead Director Co-Founding Partner, Alta Capital Partners; formerly with Deutsche Bank. Marni Wieshofer Director Formerly with Houlihan Lokey, Lionsgate Entertainment. 29

2022-2023 EXPLORATION PROGRAM 30 Generalized Low Sulfidation Deposit • Upper large low-grade mineralization. • High-grade Au/Ag breccia zone. • High-grade Au/Ag/Base Metal vein system Development Drilling • 125,000 ft (RC & Core) • Define high-grade intercepts • Convert inferred model blocks to indicated • Expand resources along strike & at depth • Target on potential feeder zones • Explore deep structural targets Hycroft Hycroft

OPEN IN ALL DIRECTIONS 2000 Feet Open HYCROFT MINE OBLIQUE VIEW (0.010 Au opt Grade Shell) Looking Northeast VORTEX HIGH-GRADE SECTION 40700 NORTH OPEN OPEN OPEN OPEN OPEN SOUTH NORTH 31

MINE SITE VORTEX BRIMSTONE CAMEL CENTRAL GAP BAY North Merrill- Crowe Administratio n, Warehouse, Maintenance Main East-West Railway (Union Pacific) State Route 49 (Jungo Road) New Leach Pad N 32